SCHEDULE 14A
                                 (RULE 14a-101)


           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement

                                              [ ]  Confidential, for use of
[x]  Definitive Proxy Statement                    the Commission only
[ ]  Definitive Additional Materials          (as permitted by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule 14a-ll(c) or Rule 14a-12

                                 STRATASYS, INC.
                (Name of Registrant as Specified In Its Charter)

                                 STRATASYS, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.
         (1) Title of each class of securities to which transaction applies:___________________________
         (2) Aggregate number of securities to which transaction applies:__________________________
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:________________________
         (4)      Proposed maximum aggregate value of
                  transaction:__________________________
         (5)      Total fee paid:_______________________

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:$______________
         (2)      Form, Schedule or Registration Statement No.: ________________
         (3)      Filing Party: _________________
         (4)      Date Filed: __________________

                                 STRATASYS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           to be held on May 14, 1998

To the Stockholders of Stratasys, Inc.:

         Notice is hereby given that the Annual Meeting of Stockholders of Stratasys Inc., a Delaware corporation (the "Company"), will be held on May 14, 1998, at the Fifth Seasons Room, Minneapolis Marriott City Center Hotel, 30 South Seventh Street, Minneapolis, Minnesota 55402, at the hour of 3:30 p.m., for the following purposes:

         1. To elect five Directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

         2. To approve the adoption of the Company's 1998 Incentive Stock Option Plan.

         3. To transact such other business as may properly come before the Annual Meeting or adjournments thereof.

         Only stockholders of record at the close of business on April 9, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

Eden Prairie, Minnesota                   By Order of the Board of Directors
April 13, 1998
                                          Lisa Crump
                                          Secretary



                                   IMPORTANT:

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT TO THE COMPANY. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED, AND STOCKHOLDERS EXECUTING PROXIES MAY ATTEND THE MEETING AND VOTE IN PERSON SHOULD THEY SO DESIRE.

                                 STRATASYS, INC.
                               14950 MARTIN DRIVE
                       EDEN PRAIRIE, MINNESOTA 55344-2020
                                 (612) 937-3000
                                www.stratasys.com

                             -----------------------

                                 PROXY STATEMENT

                          -----------------------------

         The Board of Directors of Stratasys, Inc. (the "Company") presents this Proxy Statement and the enclosed proxy card to all stockholders and solicits their proxies for the Annual Meeting of Stockholders to be held on May 14, 1998. The record date of this proxy solicitation is April 9, 1998. All proxies duly executed and received will be voted on all matters presented at the Annual Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted for the named nominees for election to the Company's Board of Directors and for the approval of the Company's 1998 Incentive Stock Option Plan. The Board of Directors anticipates that all of its nominees for election to the Company's Board of Directors will be available for election and does not know of any matters that may be brought before the Annual Meeting other than those listed on the Notice of the Annual Meeting.

         In the event that any other matter should come before the Annual Meeting or that any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgment. A proxy may be revoked at any time before being voted by sending a new proxy bearing a later date or a revocation notice to the Company at the above address, attn: Secretary, or by notifying the Secretary of the Company at the Annual Meeting. The Company is soliciting these proxies and will pay the entire expense of solicitation, which will be made by use of the mails. This Proxy Statement is being mailed on or about April 13, 1998.

         The total number of shares of common stock, $.01 par value ("Common Stock"), of the Company outstanding as of April 9, 1998, was 6,080,146 shares. The Common Stock is the only outstanding class of securities of the Company entitled to vote. Each share of Common Stock has one vote. Only stockholders of record as of the close of business on April 9, 1998 will be entitled to vote at the Annual Meeting or any adjournments thereof.

         The affirmative vote by holders of a plurality of the votes represented at the Annual Meeting is required for the election of Directors. The affirmative vote by the holders of a majority of the shares present and entitled to vote on the proposal is required for the approval of the Company's 1998 Incentive Stock Option Plan. All proxies will be counted for determining the presence of a quorum. Votes withheld in connection with the election of one or more nominees for Director will not be counted as votes cast for such individuals. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

         A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's principal office, 14950 Martin Drive, Eden Prairie, Minnesota, during business hours, for a period of ten (10) days prior to the Annual Meeting for examination by any stockholder. Such list will also be available at the Annual Meeting.

                    ACTIONS TO BE TAKEN AT THE ANNUAL MEETING


PROPOSAL 1. ELECTION OF DIRECTORS

         The Directors to be elected at the Annual Meeting will serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. Proxies not marked to the contrary will be voted "FOR" the election to the Board of Directors of the following five persons, all of whom are incumbent Directors.

         The following table sets forth information concerning the nominees:

Name                       Age       Position
----                       ---       --------

S. Scott Crump             44        Chairman of the Board of Directors, Chief
                                     Executive Officer, President and Treasurer

Ralph E. Crump             75        Director

Clifford H. Schwieter      50        Director

Arnold J. Wasserman        60        Director

Gregory L. Wilson          50        Director

BIOGRAPHICAL INFORMATION ABOUT NOMINEES

         S. Scott Crump has served as Chief Executive Officer, President, Treasurer and a director of the Company since its inception in 1988 and as Chief Financial Officer from February 1990 to May 1997. During the period from 1982 to 1988, Mr. Crump was a co-founder and Vice President of Sales of IDEA, Inc., which is now called Structural Instrumentation, Inc., a public company that manufactures on-board scales for the trucking industry. Mr. Crump remains on the board of directors and is a significant shareholder of that company. Mr. Crump, a registered professional engineer, is the son of Ralph E. Crump, a director of the Company, and the husband of Lisa H. Crump, the Vice President and Corporate Secretary of the Company.

         Ralph E. Crump has been a director of the Company since 1990. Mr. Crump is President of Crump Industrial Group, an investment firm located in Trumbull, Connecticut. He is also a founder and director of Osmonics, Inc., a manufacturer of reverse osmosis water filtration devices having sales of $175 million and listed on the New York Stock Exchange; Chairman of IMTEC, Inc., which manufactures bar code labeling equipment; and Chairman of Structural Instrumentation, Inc. In 1962, Mr. Crump founded Frigitronics, Inc., a manufacturer of ophthalmic goods and medical instruments, and was its President and Chairman of the Board until December 1986. Mr. Crump is also a director and co-founder of Mity-Lite, Inc., a public company that manufactures plastic tables. He is a Trustee of the Alumni Foundation of UCLA and a member of the Board of Overseers for the Thayer Engineering School at Dartmouth College. Mr. Crump is the father of Scott Crump and the father-in-law of Lisa Crump.

         Clifford H. Schwieter has been a director of the Company since July 1994. Since April 1994, Mr. Schwieter has been the President and a Managing Director of C.H. Schwieter and Associates, a financial consulting firm. From July 1992 to March 1994, he served as President, Chief Executive Officer and a director of Centric Engineering Systems, Inc., which was engaged in the development of mechanical design and analysis software for computing systems ranging from workstations to mainframes and massively parallel networked computing environments. Mr. Schwieter was Vice President and General Manager of the Electronic Imaging Systems Division of the DuPont

Company from 1986 to 1991. From 1971 to 1986, Mr. Schwieter was with the General Electric Company, where he served as Vice President of GE's Calma Company from 1985 to 1986 and was responsible for that subsidiary's worldwide business in the mechanical design and factory automation arena. He was President and Representative Director of GE Industrial Automation, Ltd., a joint venture between GE and C. Itoh & Company located in Tokyo, from 1982 to 1985. Mr. Schwieter is also a director of PCS Technology, Inc., a software development company.

         Arnold J. Wasserman became a director of the Company on November 21, 1994, as the designee of the M.H. Meyerson & Co., Inc., the underwriter of the Company's initial public offering. Mr. Wasserman has, for the past 30 years, been a principal of P & A Associates, a leasing/consulting firm. Prior to that, he held positions with IBM and Litton Industries. Mr. Wasserman has consulted with major corporations in the areas of marketing, advertising and sales. He is a director of On-Sight Sourcing, Inc., IAT Multimedia, Inc., and Micros-to-Mainframes, Inc., all of which are publicly traded companies.

         Gregory L. Wilson became a director of the Company on October 20, 1994. He is the co-founder of Mity-Lite, Inc. (Nasdaq) and has served as President and a director of that company since 1987, as well as its Chairman of the Board since 1988 and its Treasurer since 1993. From 1982 until 1987, Mr. Wilson was President of Church Furnishings, Inc. in Provo, Utah. In 1988, he transferred his ownership interest in Church Furnishings, Inc. to a co-founder of Mity-Lite, Inc. in exchange for that person's interest in Mity-Lite, Inc.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS,
                 COMMITTEES OF THE BOARD, AND EXECUTIVE OFFICERS

MEETINGS OF THE BOARD OF DIRECTORS AND INFORMATION REGARDING COMMITTEES

         The Board of Directors has two standing committees, an Audit Committee and a Compensation Committee. The Board does not have a standing Nominating Committee.

         The Audit Committee is composed of Arnold J. Wasserman (Chairman), Gregory Wilson and Clifford H. Schwieter. The duties of the Audit Committee include recommending the engagement of independent auditors, reviewing and considering actions of management in matters relating to audit functions, reviewing with independent auditors the scope and results of its audit engagement, reviewing reports from various regulatory authorities, reviewing the system of internal controls and procedures of the Company, and reviewing the effectiveness of procedures intended to prevent violations of law and regulations. The Audit Committee held four (4) meetings in 1997.

         The Company's Compensation Committee is composed of Clifford H. Schwieter (Chairman), Ralph E. Crump, Arnold J. Wasserman and Gregory L. Wilson. The duties of this Committee are to recommend to the Board remuneration for officers of the Company, to determine the number and issuance of options pursuant to the Company's stock option plans and to recommend the establishment of and to monitor a compensation and incentive program for all executives of the Company. The Compensation Committee held one (1) meeting in 1997.

         The Board of Directors held six (6) meetings in 1997. All Directors attended at least 75% of the total number of Board meetings and of the meetings of committees on which they served.

EXECUTIVE OFFICERS

         In addition to Scott Crump, the Company's Chairman, President, Chief Executive Officer, and Treasurer, the following individuals serve as executive officers of the Company:

         Lisa H. Crump, 44, a co-founder of the Company, has served as its Corporate Secretary since its inception in 1988 and as Vice President since 1990. From 1983 to 1988, Ms. Crump was marketing manager of IDEA, Inc. Ms. Crump is the wife of S. Scott Crump and the daughter-in-law of Ralph E. Crump.

         Donald W. Moffatt, 57, has served as Chief Operating Officer of the Company since February 1996. Prior to joining the Company, from 1984 to 1995, Mr. Moffatt served as President of Rosemont Aerospace, Inc., a manufacturer of aircraft measuring instruments and a subsidiary of B. F. Goodrich. Before he joined Rosemont Aerospace in 1978, Mr. Moffatt, who is an electrical engineer, was employed by Control Data Corporation.

         Lawrence E. Roscoe, 49, has served as Vice President of Software Development of the Company since 1991. He has over 25 years of software development experience in engineering and manufacturing applications. Prior to joining the Company, Mr. Roscoe was Vice President of Software Development at Camax from 1987 to 1991. Mr. Roscoe has also held similar positions with Zycad, Inc., Control Data Corporation and Digital Equipment Corporation.

         Thomas W. Stenoien, 47, has served as Chief Financial Officer of the Company since May 1997. Mr. Stenoien joined the Company in February 1993 as Controller, and has also served as Director of Finance. Before joining the Company, Mr. Stenoien served as Controller of Anderberg Lund Printing Co. and as Accounting Manager for Braemar Corporation.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Pursuant to Section 16 of the Securities Exchange Act of 1934, the Company's Directors and executive officers and beneficial owners of more than 10% of the Company's Common Stock are required to file certain reports, within specified time periods, indicating their holdings of and transactions in the Common Stock and derivative securities. Based solely on a review of such reports provided to the Company and written representations from such persons regarding the necessity to file such reports, the Company is not aware of any failures to file reports or report transactions in a timely manner during the Company's fiscal year ended December 31, 1997, except that each Director and executive officer failed to file timely reports on Form 5 and Mr. Schwieter failed to file a timely report of one sale.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

         The following table sets forth the cash and non-cash compensation paid by the Company for services rendered during the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997 to the Company's Chief Executive Officer and each other executive officer whose compensation exceeded $100,000 during such year.

                           SUMMARY COMPENSATION TABLE

                                          ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                ----------------------------------------    ----------------------
    NAME AND                                                   OTHER              SECURITIES
    PRINCIPAL                                                  ANNUAL             UNDERLYING
    POSITION          YEAR        SALARY        BONUS       COMPENSATION         OPTIONS/SARs
    --------          ----        ------        -----       ------------         ------------
S. Scott Crump        1997      $121,115(2)    $35,000           --                  25,750
Chairman,             1996      $ 95,000(2)    $ 3,923(3)        --                   2,000
President, CEO        1995      $ 86,654(2)    $ 3,654(4)        --                    --
and Treasurer(1)

Donald W.             1997      $116,152(5)    $50,000           --                  22,750
Moffatt               1996      $ 97,385(5)    $ 2,769(6)     $30,000(7)             23,000
C.O.O.

Lawrence E.           1997      $ 96,794(8)    $34,415           --                   9,750
Roscoe
V.P.- Software
Development


---------------------

(1)      Mr. Crump also served as Chief Financial Officer until May 1997.

(2) Mr. Crump was paid at the rate of $85,000 per year until November 1, 1995. Upon approval by the Board of Directors, commencing on that date, Mr. Crump was then paid at the rate of $95,000 per year for the remainder of 1995 and for 1996. Commencing April 1997, upon approval of the Board of Directors, Mr. Crump was paid at the rate of $130,000 per year for the remainder of 1997.

(3)      $2,923 of this bonus was earned in 1996 and paid in 1997.

(4)      This bonus was earned in 1995 and paid in 1996.

(5) Mr. Moffatt became Chief Operating Officer of the Company on February 19, 1996 and was paid at the rate of $120,000 per year from February through October 1996. Mr. Moffatt was paid at the rate of $90,000 per year for the months of November and December 1996, and at the rate of $94,500 per year from January through April 1997. Effective May 1, 1997, Mr. Moffatt was paid at the rate of $126,000 per year.

(6)      This bonus was earned in 1996 and paid in 1997.

(7) Represents the fair market value of 2,000 shares of Common Stock issued to Mr. Moffatt on July 2, 1996, as additional compensation.

(8) Mr. Roscoe was paid at the rate of $88,549 per year until March 1, 1997. Effective March 1, 1997, Mr. Roscoe's compensation was increased to the rate of $92,977 per year, and effective September 24, 1997, his compensation was increased to the rate of $110,000 per year.

         The table below includes the number of stock options granted to the executive officers named in the Summary Compensation Table during the year ended December 31, 1997 and exercise information.

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

                        NUMBER OF        PERCENT OF
                        SECURITIES       TOTAL OPTIONS
                        UNDERLYING       GRANTED TO
                        OPTIONS          EMPLOYEES IN       EXERCISE      EXPIRATION
NAME                    GRANTED(#)(1)    FISCAL YEAR(2)    PRICE($/Sh)       DATE
----                    -------------    --------------    -----------      -------
S. Scott Crump             15,000             4.3%            $15.00        7/30/03
                           10,750             3.1%            $15.00        7/29/02

Donald W. Moffatt          10,000             2.9%            $15.00        7/30/03
                            8,750             2.5%            $15.00        7/29/02
                            4,000             1.2%            $21.81        2/19/03

Lawrence E. Roscoe          2,000             0.6%            $15.00        7/30/03
                            7,750             2.2%            $15.00        7/29/02

-------------------

(1) Stock options granted under the Company's stock option plans are intended to qualify as incentive stock options ("ISO's") under Section 422 of the Internal Revenue Code of 1986, as amended. Under the terms of these plans, ISO's may be granted to officers and other key employees of the Company for a maximum term of 10 years. The price per share of an ISO may not be less than the fair market value of the Company's shares on the date the ISO is granted. However, ISO's granted to persons owning more than 10% of the Company's Common Stock may not have a term in excess of five years and may not have an option price of less than 110% of the fair market value per share of the Company's shares on the date the ISO is granted. The maximum number of ISO's is limited to such number so that the aggregate fair market value, determined as of the date the ISO's are granted, of the shares of Common Stock with respect to which ISO's are exercisable for the first time during any calendar year shall not exceed $100,000. Any options granted in excess of the $100,000 limitation would not qualify as ISO's under the Internal Revenue Code.

(2) The Company granted a total of 346,574 option to employees in the fiscal year ended December 31, 1997.

(3) One-fifth of these options vests on each of the first through the fifth anniversaries of the date of grant. Termination of employment prior to vesting results in forfeiture of the options that have not vested.

REPRICING OF OPTIONS

                                       NUMBER OF                                                            LENGTH OF
                                       SECURITIES                                                           ORIGINAL OPTION
                                       UNDERLYING      MARKET PRICE OF    EXERCISE PRICE OF                 TERM REMAINING
                                       OPTIONS         STOCK AT TIME      STOCK AT TIME OF     NEW          AT DATE OF
                      REPRICE/         REPRICED        OF REPRICING OR    REPRICING OR         EXERCISE     REPRICING OR
NAME                  REGRANT DATE     OR AMENDED      AMENDMENT          AMENDMENT            PRICE        AMENDMENT
----                  ------------     ----------      --------------     -----------------    --------     ---------------
S. Scott Crump           7/30/97         15,000             $15.00             $17.50            $15.00       5.8 years

Donald W. Moffatt        7/30/97         10,000             $15.00             $17.50            $15.00       5.8 years

Lawrence E. Roscoe       7/30/97          2,000             $15.00             $17.50            $15.00       5.8 years


         The Compensation Committee of the Board of Directors approved the replacement of these options to Messrs. Crump, Moffatt, and Roscoe, and options to other employees of the Company, at exercise prices ranging from $17.50 per share to $15.00 per share, having concluded that the principal purpose of the Company's stock option program (I.E., to provide an equity incentive to employees to remain in the employment of the Company and to work diligently in its best interests) would not be achieved for those employees holding options exercisable substantially above the market price of the Common Stock. In connection with the granting of these replacement options, participating option holders agreed not to exercise any option for a period of six months from the date of such regrant.

        The table below includes information regarding the value realized on option exercises and the market value of unexercised options held by the executive officers named in the Summary Compensation Table during the year ended December 31, 1997.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY- END OPTION VALUES

                                                                                 VALUE OF UNEXERCISED IN-THE-
                                                 NUMBER OF SECURITIES            MONEY OPTIONS/SARs AT
                   SHARES                        UNDERLYING UNEXERCISED                   FY-END($)(1)
                   ACQUIRED ON     VALUE         OPTIONS/SARs AT FY-END(#)       ------------------------------
NAME               EXERCISE(#)    REALIZED($)    EXERCISABLE   UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
----               -----------    -----------    -----------   -------------     -----------      -------------
S. Scott Crump         -0-           -0-            1,150          26,600             -                 -

Donald W.              -0-           -0-            5,350          40,400             -                 -
Moffatt

Lawrence E.            -0-           -0-            8,400          12,662           41,534            13,438
Roscoe


-------------------

(1) Based upon a closing price of $11.50 on the Nasdaq National Market on December 31, 1997.

DIRECTORS' FEES

         Directors currently receive no cash compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings. Three Directors received a non-qualified stock option to purchase 30,000 shares of the Company's Common Stock upon commencement of their service on the Board of Directors. One of such directors was granted options before the Company's August 1994 stock split, and his options currently entitle him to purchase 43,118 shares of Common Stock. In July 1997, each of the four Directors who is not an employee of the Company also received a non-qualified stock option to purchase 15,000 shares of the Company's Common Stock for their continued service on the Company's Board of Directors. "CERTAIN TRANSACTIONS-- Directors' Options" for a discussion of options granted to certain directors.

EMPLOYMENT AGREEMENTS

         The Company entered into an Employment Agreement with S. Scott Crump, its President, on September 1, 1994, which became effective on October 20, 1994. The Employment Agreement expired in October 1997, and the Company and Mr. Crump have not entered into a new agreement.

STOCK OPTION PLANS

         The Company has established three employee stock option plans. The three plans provide for the grant of options to qualified employees (including officers and directors) of the Company, independent contractors, consultants and other persons to purchase an aggregate of 800,000 shares of Common Stock. The plans are administered by the Compensation Committee of the Board of Directors.

         Options to purchase 100,608 shares, which constitute the total number of shares authorized under the Stratasys, Inc. Employee Stock Option Plan #1, adopted in October 1990 ("Plan 1"), have all been granted. As of March 13, 1998, Options to purchase 78,622 shares under Plan 1 have been exercised, and 574 options have terminated. Plan 1 expires on April 19, 2001. Options to purchase 199,392 shares of Common Stock, which constitute the total number of shares authorized under the Amended and Restated Stratasys, Inc. 1994 Stock Plan ("Plan 2"), adopted in August 1994, have been granted, 32,350 of which have terminated or expired and are again available for grant. As of March 13, 1998, options to purchase 137,834 shares under Plan 2 have been exercised. The Stratasys, Inc. 1994-2 Stock Plan, as amended ("Plan 3"), adopted by the Board of Directors on December 13, 1994, originally authorized the purchase of 500,000 shares of Common Stock. On March 1, 1996, the Board of Directors authorized, and on May 23, 1996, the stockholders approved, amending Plan 3 to increase the number of shares authorized to 1,000,000 shares. Since its adoption, through March 13, 1998, options to purchase an aggregate of 1,003,578 shares have been granted under Plan 3, options to purchase 210,208 shares have been exercised, and 146,664 options have terminated, expired, or been canceled and are again available for grant.


                        COMMON STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 13, 1998, certain information concerning the beneficial ownership of Common Stock by (i) each person known by the Company to be the owner of more than 5% of the outstanding Common Stock, (ii) each Director, (iii) each executive officer named in the Summary Compensation Table above, and (iv) all Directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined by the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose.

  NAME AND ADDRESS             AMOUNT AND NATURE
   OF BENEFICIAL                 OF BENEFICIAL        PERCENTAGE OF OUTSTANDING
       OWNER                      OWNERSHIP(1)              SHARES OWNED(2)
  ----------------             -----------------      -------------------------

S. Scott and                        736,077(4)                    12.1%
Lisa H. Crump (3)

Donald W. Moffatt (3)                20,250(5)                        *

Lawrence E. Roscoe (3)               22,436(6)                        *

Ralph E. Crump                      313,080(7)                     5.1%
28 Twisted Oak Circle
Trumbull, CT 06611

Arnold J. Wasserman                  42,250(8)                        *
1 Brookwood Drive
West Caldwell, NJ 07006

Clifford H. Schwieter                17,185(9)                        *
102 E. Crest Drive
Cincinnati, OH 45215

Gregory L. Wilson                    33,750(10)                       *
1301 W. 400 North
Orem, UT 84057

Archery Capital, LLC              1,230,135(11)                   18.1%
237 Park Avenue
New York, NY 10017

Cameron Truesdell                   380,350(12)                    6.3%
5522 308th N.E.
Preston, WA 98050

All directors and executive       1,196,078(13)                   19.1%
officers as a group
(9 persons)

--------------------------
* Represents less than 1%.

(1) Under Securities and Exchange Commission rules, beneficial ownership includes any shares as to which an individual has sole or shared voting power or investment power. Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is also deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof have been exercised.

(2) Based on a total of 6,080,146 shares of Common Stock issued and outstanding as of March 13, 1998.

(3) The address of this person is in care of the Company, 14950 Martin Drive, Eden Prairie, Minnesota 55344.

(4) S. Scott Crump owns 359,180 shares individually and Lisa H. Crump owns 358,797shares individually. Lisa and Scott Crump are husband and wife, but disclaim beneficial ownership of each other's shares. They also disclaim beneficial ownership of the 154,665 shares held by Ralph Crump, Scott Crump's father and Lisa Crump's father-in-law, and the 154,665 shares held by Marjorie Crump, Scott Crump's mother and Lisa Crump's mother-in-law. Includes 18,100 shares of Common Stock issuable upon the exercise of options currently exercisable by S. Scott Crump and Lisa Crump.

(5) Represents 20,250 shares of Common Stock issuable upon the exercise of options currently exercisable by Donald W. Moffatt.

(6) Represents 22,436 shares of Common Stock issuable upon the exercise of options currently exercisable by Lawrence E. Roscoe.

(7) Includes 154,665 shares owned by Marjorie Crump, Mr. Crump's wife, of which Mr. Crump disclaims beneficial ownership, and 3,750 shares of Common Stock issuable upon the exercise of options currently exercisable by Mr. Crump. Excludes the following shares of which Mr. Crump disclaims beneficial ownership; 359,180 shares held by Mr. Crump's son, S. Scott Crump, and 358,797 shares held by Mr. Crump's daughter-in-law, Lisa H. Crump.

(8) Represents 42,250 shares of Common Stock issuable upon the exercise of options currently exercisable by Mr. Wasserman. See "Item 12. Certain Relationships and Related Transactions - Consulting Agreements" and "- Directors' Options."

(9) Represents 17,185 shares of Common Stock issuable upon the exercise of options currently exercisable by Mr. Schwieter. See "Item 12. Certain Relationships and Related Transactions - Consulting Agreements" and "- Directors' Options."

(10) Represents 33,750 shares of Common Stock issuable upon the exercise of options currently exercisable by Mr. Wilson. See "Item 12. Certain Relationships and Related Transactions - Directors' Options."

(11) Represents shares of Common Stock beneficially owned as of November 14, 1997, by Archery Capital, LLC as the investment advisor for four investment funds, as indicated in its report on Form 13D. Includes an aggregate of 710,090 shares of Common Stock issuable upon the exercise of currently exercisable warrants.

(12) Represents shares of Common Stock beneficially owned as of February 23, 1998, by Cameron Truesdel, as indicated in his amended report on Form 13D.

(13) Includes 5,650 shares of Common Stock issuable upon the exercise of options currently exercisable by Thomas W. Stenoien.

                              CERTAIN TRANSACTIONS


         On December 15, 1994, the Company entered into a three-year consulting agreement with Arnold J. Wasserman, a director of the Company, pursuant to which Mr. Wasserman is to provide services to develop the Company's OEM leasing program and the sales and marketing to CT scanner manufacturers and to perform such other services as are required by the Company. In consideration for these services, Mr. Wasserman received a non-qualified option to purchase 40,000 shares of Stratasys Common Stock at an exercise price of $5.375. Options to purchase 3,333 shares became exercisable as of December 31, 1994, with an additional 3,333 vesting on the last day of each calendar quarter through September 30, 1997. The options expire on December 14, 1999, and are covered by the Company's S-8 Registration Statement.

         On April 1, 1995, the Company entered into a two-year consulting agreement with Clifford Schwieter, a director of the Company, pursuant to which Mr. Schwieter provides marketing and technical consulting services to the Company. In consideration for these services, Mr. Schwieter is to receive, on a per project basis, between $0 and $5,000 per month depending on the project. In addition, Mr. Schwieter received non-qualified stock options, pursuant to Plan 3, to purchase 15,000 shares of Common Stock at an exercise price of $6.81 per share.

         On July 30, 1997, the Company entered into a stock option agreement with Mr. Schwieter, pursuant to which Mr. Schwieter provides acquisition consulting services to the Company. Under this agreement, Mr. Schwieter received a non-qualified option to purchase 15,000 shares of Common Stock at an exercise price of $15.00. Options corresponding to 1,250 Shares are exercisable at any time on or after October 30, 1997, with additional options corresponding to 1,250 shares becoming exercisable on the 30th day of the last month of each subsequent quarterly period thereafter through and including July 30, 1999. These options expire on July 29, 2002.

         In August 1994, the Company entered into a stock option agreement with Clifford Schwieter. In consideration for his services as a director of the Company, Mr. Schwieter received a non-qualified option to purchase 43,118 shares of Common Stock at an exercise price of $3.83 per share. Options to purchase 3,593 shares became exercisable as of September 30, 1994, with an additional 3,593 shares vesting on the last day of each calendar quarter through June 30, 1997. The options expire on September 29, 1999, and all but 7,187 options have been exercised.

         On December 15, 1994, the Company entered into a stock option agreement with Arnold J. Wasserman. In consideration for his services as a director of the Company, Mr. Wasserman received a non-qualified option to purchase 30,000 shares of Common Stock at an exercise price of $5.375. Options to purchase 2,500 shares became exercisable as of December 31, 1994, with an additional 2,500 vesting on the last day of each calendar quarter through September 30, 1997. The options expire on December 14, 1999, and all but 25,000 options have been exercised.

         On December 15, 1994, the Company entered into a stock option agreement with Gregory L. Wilson. In consideration for his services as a director of the Company, Mr. Wilson received a non-qualified option to purchase 30,000 shares of Common Stock at an exercise price of $5.375. Options to purchase 2,500 shares became exercisable as of December 31, 1994, with an additional 2,500 vesting on the last day of each calendar quarter through September 30, 1997. The options expire on December 14, 1999, and no options have been exercised.

         All independent Board Members, as compensation for serving as directors of the Company, received a non-qualified options to purchase 15,000 shares of Common stock at a price of $15.00. Options corresponding to 1,250 shares are exercisable at any time on or after October 30, 1997, with additional options corresponding to 1,250 shares becoming first exercisable on the 30th day of the last month of each subsequent quarterly period thereafter through and including July 30, 1999. These options expire on July 29, 2002.

         In September 1997, the Company entered into certain agreements with a company that is in the business of developing, manufacturing and selling rapid prototyping devices (the "RP Company"). Members of the RP Company have purchased, for $250,000 each, 11 Investment Units consisting of an equity payment of $130,000 and a $120,000 Subordinated Note of the RP Company bearing interest at the rate of 10% per year, compounded annually and maturing on December 31, 1999. Scott Crump, the Chairman of the Board, President, Chief Executive Officer, and Treasurer of the Company, and Arnold Wasserman, a Director of the Company, each owns one Investment Unit in the RP Company, and two investment funds for which Archery Capital LLC ("Archery") acts as investment manager own a total of three Investment Units. Mr. Crump is a member of the RP Company's governing board, which consists of five members. Under the agreements, the Company granted the RP Company the right and license to use Company technology without payment of a royalty, solely for the purpose of developing a product having the specifications set forth in the agreements (the "RP Product"). If the RP Company successfully completes the RP Product, the Company will have the option (the "Option") to acquire either (i) ownership of the RP Product or (ii) ownership of all membership interests in the RP Company. If the Company exercises its Option, it will be required to make an aggregate payment of between approximately $3,500,000 and $4,100,000, depending upon the date of completion, and to issue warrants to purchase an aggregate of 88,000 shares of the Company's Common Stock ("Member Warrants"). In that event, Mr. Crump, Mr. Wasserman, the investment funds for which Archery acts as investment manager and each other member of the RP Company will each receive a minimum payment of $325,000 plus 8,000 Member Warrants per Investment Unit. Mr. Crump and Mr. Wasserman have both agreed not to participate as members of the Company's Board in any decision of the Company related to its exercise of the Option. If the RP Product is completed, but the Company does not exercise its Option, it has agreed to license the Company's technology used in the RP Product for a royalty of 6% of the net revenues received by the RP Company from the RP Product and related support and services. There can be no assurance that the RP Company will complete the RP Product, that the Company will exercise its Option, or that any member of the RP Company will receive a return of the amounts paid for their Investment Unit or any return thereon.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" NOMINEES LISTED IN PROPOSAL 1.


PROPOSAL 2.  APPROVAL BY STOCKHOLDERS OF THE COMPANY'S 1998
             INCENTIVE STOCK OPTION PLAN

         The Board of Directors of the Company has adopted, subject to the approval of Stockholders, the Company's 1998 Incentive Stock Option Plan (the "Plan"), which authorizes the grant of options to purchase an aggregate of 500,000 shares of Common Stock.

         Management recommends voting "FOR" approval of the Company's 1998 Incentive Stock Option Plan. The affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote is necessary for such approval.

GENERAL

         The Board of Directors has deemed it in the best interest of the Company to establish the Plan so as to provide employees and other persons involved in the continuing development and success of the Company and its subsidiaries an opportunity to acquire a proprietary interest in the Company by means of grants of options to purchase Common Stock. It is the opinion of the Board of Directors that by rewarding the Company's employees and other individuals contributing to the Company and its subsidiaries with the opportunity to acquire an equity investment in the Company, the Plan will maintain and strengthen their desire to remain with the Company, stimulate their efforts on the Company's behalf, and also attract other qualified personnel to provide services on behalf of the Company.

         The following description summarizes certain provisions of the Plan. All statements are qualified in their entirety by reference to the text of the Plan, copies of which are available for examination at the Securities and Exchange Commission and at the principal office of the Company, 14950 Martin Drive, Eden Prairie, Minnesota 55344.

         The Plan allows the Company to grant incentive stock options ("ISOs"), as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), Non-Qualified Stock Options ("NQSOs") not intended to qualify under Section 422(b) of the Code, and Stock Appreciation Rights ("SARs") in tandem with ISO's or NQSO's. ISOs, NQSOs, and SARs are collectively referred to below as "Options". The Plan is intended to provide the employees, directors, independent contractors and consultants of the Company with an added incentive to continue their services to the Company and to induce them to exert their maximum efforts toward the Company's success. The Board has deemed it in the best interest of the Company to establish the Plan so as to provide employees and the other persons listed above the opportunity to acquire a proprietary interest in the Company by means of grants of options to purchase Common Stock. The Plan is not subject to ERISA.

ELIGIBILITY FOR PARTICIPATION

         Under the Plan, ISOs or ISOs in tandem with SARs, subject to the requirements set forth in Temp. Reg. Section 14a.422A-1, A-39 (a)-(e), may be granted, from time to time, to employees of the Company, including officers, but excluding directors who are not otherwise employees of the Company. NQSOs and NQSOs in tandem with SARs may be granted from time to time under the Plan to employees of the Company, officers, directors, independent contractors, consultants and other individuals who are not employees of, but are involved in the continuing development and success of, the Company (persons entitled to receive Options are referred to herein as "Participants"). ISOs and ISOs in tandem with SARs may not be granted under the Plan to any person for whom shares first become exercisable under the Plan or any other stock option plan of the Company or any subsidiary in any calendar year having an aggregate fair market value (measured at the respective time of grant of such Options) in excess of $100,000. Any grant in excess of such amount will be deemed a grant of an NQSO. Furthermore, not more than 50,000 Options may be granted to a Participant in any calendar year. The Company presently has 166 employees (including one director-employee), and four outside directors who are eligible for grants of one or more types of Options under the Plan. The Company cannot presently determine the number of non-employees who may be entitled to NQSO's or SAR's in tandem with NQSO's under the Plan.

ADMINISTRATION

         The Plan is to be administered by the Board of Directors, by the Compensation Committee of the Board of Directors of the Company and/or another committee of the Board of Directors of the Company composed solely of at least two "outside directors" (as defined under Section 162(m) of the Code) (the "Outside Committee"). The administrator of the Plan, whether the Board of Directors itself, the Compensation Committee and/or the Outside Committee is referred to below as the "Committee," unless the context otherwise requires. The Committee has the authority, in its discretion, to determine the persons to whom Options will be granted, the character of such Options, the manner of exercising and making payment for shares of Common Stock and the number of shares of Common Stock to be subject to each Option. The Outside Committee, to the extent the Company has two outside directors, will be required to administer the Plan with respect to employees included within the term "covered employee" under Section 162(m) of the Code (generally, executive officers of the Company).

TERMS OF OPTIONS

         The terms of options granted under the Plan will be determined by the Committee. Each Option is to be evidenced by a stock option agreement between the Company and the employee to whom such Option is granted, and is subject to the following terms and conditions:

         (a) Exercise of the Option: The Committee will determine the time periods during which Options granted under the Plan may be exercised. An Option must be granted within ten (10) years from the date the Plan was adopted by the Board and may not have an expiration date later than ten (10) years from the date of grant. Unless otherwise provided in any option agreement issued under the Plan, any Option granted under the Plan may be exercisable in whole or in part at any time during the exercise period and, other than with respect to performance-based options, must become fully exercisable within five years from the date of its grant and vest at a rate of not less than 20% of the Option in the aggregate in each of the first five years of the Option. The Committee may, in its sole discretion, accelerate any such vesting period after the grant thereof. The vesting of one or more Options granted under the Plan may also be based on the attainment of specified performance goals of the Participant or the performance of the Company, one or more subsidiaries, parent and/or division of one or more of the above. Notwithstanding the above, ISO's or SAR's granted in tandem with ISO's, granted to a Participant owning directly or through attribution more than 10% of the Company's Common Stock are subject to the additional restriction that the expiration date of the Option may not be later than five (5) years from the date of grant. An Option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company in cash or certified check or, at the discretion of the Committee, by delivery of shares of Common Stock having a fair market value equal to the option price, an interest-bearing promissory note in the principal amount of the exercise price and bearing interest at a rate not less than the imputed interest rate under the Code, or a combination of a cash payment and/or delivery or shares and/or an interest-bearing promissory note. Furthermore, at the discretion of the Committee, the Participant may have the Company withhold from the Common Stock to be issued upon exercise of the Option that number of shares having a fair market value equal to the exercise price and/or the withholding amount due. With respect to ISO's, the Committee must designate the method of payment of the exercise price at the time of the grant. In any event, to the extent allowed by applicable federal and state securities laws, the purchase price may also be paid in full by a broker-dealer to whom the Participant has submitted an exercise notice.

         (b) Option Price: The option price of an NQSO or an SAR or in tandem with an NQSO granted pursuant to the Plan will be determined by the Committee in its sole discretion, but in no event may such price be less than 85% of the fair market value of the Company's Common Stock on the date of grant. In no event may the option price of an ISO be less than the fair market value of the Company's Common Stock on the date of grant. Such fair market value of an ISO will be determined by the Committee and, if the shares of Common Stock are listed on a national securities exchange or traded on the over-the-counter market, the fair market value will be the closing price on such exchange, or the mean of the reported bid and asked prices of the Common Stock on the over-the-counter market as reported by NASDAQ, the NASD OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on such date. ISOs or SARs granted in tandem with ISOs granted to holders of more than 10% of the Company's Common Stock are subject to the additional restriction that the option price must be at least 110% of the fair market value of the Company's Common Stock on the date of grant.

         (c) Termination of Employment or Consulting Agreement; Death: Except as provided in the Plan, or otherwise determined by the Committee in its sole discretion, upon voluntary termination of employment with the Company or termination of a consultant's consulting agreement prior to expiration of its term, a Participant may exercise his Option, to the extent such Option would otherwise be exercisable as of the date of termination or at any time within three (3) months after the date of such termination. However, unless otherwise determined by the Committee in its sole discretion, any Options granted under the Plan will immediately terminate if the Participant's employment is terminated as a result of his not having adequately performed the services for which he was hired.

         Unless extended by the Committee, if a Participant dies (i) while employed by the Company or a subsidiary or parent corporation or (ii) within three (3) months after the termination of his employment (unless termination is for cause), his Options may be exercised by a legatee or legatees of such Options under such individual's last will or by such individual's estate, to the extent such Option was exercisable as of the date of death or date of termination of employment, whichever date is earlier, but in no event later than six (6) months after the date of death, provided that such extension is not beyond the original expiration date of the Option.

         If a Participant becomes disabled within the definition of section 22(e)(3) of the Code while employed by the Company or a subsidiary or parent corporation, his Options may be exercised at any time within six months after the termination of his employment due to the disability, provided that such extension is not beyond the original expiration date of the Option.

         An Option may not be exercised except to the extent that the Participant was entitled to exercise the Option at the time of termination of employment or death.

         (d) Nontransferability of Options; No Liens: ISOs and SARs granted in tandem with ISOs are not transferable or assignable, except by will or the laws of intestacy, and any ISO or SAR granted in tandem with an ISO is exercisable during the lifetime of the Participant only by the Participant, or in the event of his or her death, by a person who acquires the right to exercise the Option by bequest or inheritance or by reason of the death of the Participant. The Committee has the right to grant options other than ISO's or SAR's in tandem with ISO's which may or may not be transferable or assignable.

         The option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board of Directors or the Compensation Committee.

TERMINATION, MODIFICATION AND AMENDMENT OF THE PLAN

         The Plan (but not Options previously granted under the Plan) will terminate ten years from the date of its adoption by the Board of Directors. No Option will be granted after termination of the Plan.

         The Board of Directors of the Company may terminate the Plan at any time prior to its expiration date, or from time to time make such modifications or amendments of the Plan as it deems advisable. However, the Board may not, without the approval of a majority of the then outstanding shares of the Company entitled to vote thereon at the meeting called for such purpose, except under conditions described under "Adjustments Upon Changes in Capitalization," increase the maximum number of shares as to which Options may be granted under the Plan or change the standards of eligibility under the Plan.

         No termination, modification or amendment of the Plan may adversely affect the terms of any outstanding options without the consent of the holders of such Options.


ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event that the number of outstanding shares of Common Stock of the Company is changed by reason of recapitalization, reclassification, stock split, stock dividend, combination, exchange of shares, or the like, the Board of Directors of the Company will make an appropriate adjustment in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock reserved for issuance upon the exercise of then outstanding Options and in the exercise prices of such Options. Any adjustment in the number of shares will apply proportionately only to the unexercised portion of Options granted under the Plan. Fractions of shares resulting from any such adjustment shall be revised to the next higher whole number of shares.

         In the event of the proposed dissolution or liquidation of substantially all of the assets of the Company, all outstanding Options will automatically terminate, unless otherwise provided by the Board.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is only a summary of the principal Federal income tax consequences of the Options granted under the Plan and is based on existing federal law, which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of individual Participants, which may substantially alter or modify the Federal income tax consequences herein discussed.

         Generally, under present law, when an option qualifies as an ISO under
Section 422 of the Code, (i) an
employee will not realize taxable income either upon the grant or the exercise of the option, (ii) the amount by which the fair market value of the shares acquired by the exercise of the option at the time of exercise exceeds the option price is included in alternative minimum taxable income for purposes of determining the employee's alternative minimum tax, (iii) any gain or loss (the difference between the net proceeds received upon the disposition of the shares and the option price paid therefor), upon a qualifying disposition of the shares acquired by the exercise of the option will be treated as capital gain or loss if the stock qualifies as a capital asset in the hands of the employee, and (iv) no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of an incentive stock option or a qualifying disposition of the shares. A disposition by an employee of shares acquired upon exercise of an ISO will constitute a qualifying disposition if it occurs more than two years after the grant of the option and one year after the issuance of the shares to the employee. If such shares are disposed of by the employee before the expiration of those time limits, the transfer would be a "disqualifying disposition" and the employee, in general, will recognize ordinary income (and the Company will, subject to the limitations under Section 162(m) of the Code discussed below, receive an equivalent deduction) equal to the aggregate fair market value of the shares as of the date of exercise less the option price. Ordinary income from a disqualifying disposition will constitute compensation for which withholding may be required under federal and state law. In addition, a holder of Options granted after August 10, 1993 may be entitled to exclude up to 50% of the gain on any such sale occurring more than five years after the date of exercise. The availability of such exclusion is dependent upon, among other things, the Company not having in excess of $50 million of aggregate gross assets at any time before the exercise of such Option. Currently under the Code, the maximum rate of tax on ordinary income is greater than the rate of tax on long-term capital gains. The maximum rate of tax on long-term capital gains depends upon the period the Participant holds the stock after exercise and prior to sale.

         In the case of an NQSO granted under the Plan, no income generally is recognized by the Participant at the time of the grant of the Option assuming such NQSO does not have a readily ascertainable fair market value. The Participant generally will recognize ordinary income when the NQSO is exercised equal to the aggregate fair market value of the shares acquired less the option price. Ordinary income from NQSOs will constitute compensation for which withholding may be required under federal and state law, and the Company will receive an equivalent deduction, subject to the limitations of Section 162(m) of the Code, which limits the amount a publicly held corporation may deduct with respect to remuneration generally paid to an executive officer of the Corporation to $1,000,000. Income recognized by such executive officer on the exercise of an NQSO or SAR would be deemed remuneration. However, there are certain requirements which, if met, will allow income from the exercise of an NQSO or NQSO in tandem with an SAR to be excluded from remuneration for such purposes. One of the requirements is that the Plan set forth the maximum number of Options to which a Participant may be entitled and that the Options be granted by the Outside Committee. Even though the Company believes that it and the Plan satisfy such requirements, no assurance can be given that they will be met in the future.

         Shares acquired upon exercise of NQSOs will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of the exercise or such other relevant date. Upon subsequent disposition of the shares, the Participant will recognize capital gain or loss if the stock is a capital asset in his hands. Provided the shares are held by the Participant for more than one year prior to disposition, such gain or loss will be long-term capital gain or loss. As previously indicated, the maximum rate of tax on long-term capital gains is dependent on the Participant's holding period. To the extent an Participant recognizes a capital loss, such loss may currently generally offset capital gains and $3,000 of ordinary income. Any excess capital loss is carried forward indefinitely.

         The grant of an SAR is generally not a taxable event for the Participant. Upon the exercise of an SAR, the Participant will recognize ordinary income in an amount equal to the amount of cash and the fair market value of any Common Stock received upon such exercise, and the Company will be entitled to a deduction equal to the same amount. However, if the sale of any shares received would be subject to Section 16(b) of the Securities Exchange Act of 1934, ordinary income attributable to such shares received will be recognized on the date such sale would not give rise to a Section 16(b) action, valued at the fair market value at such later time, unless the Participant has made an election under Section 83(b) of the Code within 30 days after the date of exercise to recognize ordinary income as of the date of exercise based on the fair market value at the date of exercise.

         The foregoing discussion is only a brief summary of the applicable federal income tax laws as in effect on this date and should not be relied upon as being a complete statement. The federal tax laws are complex, and they are subject to legislative changes and new or revised judicial or administrative interpretations at any time. In addition to the federal income tax consequences described herein, a Participant may also be subject to state and/or local income tax consequences in the jurisdiction in which the Participant works and/or resides.

NEW PLAN BENEFITS.

         The Company has granted, subject to stockholder approval, 15,578 Options under the Plan through the date hereof, none of which has vested. The weighted average exercise price of such Options is approximately $9.50. No executive officer has received Options under the Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPANY'S 1998 INCENTIVE STOCK OPTION PLAN.


                             INDEPENDENT ACCOUNTANTS

         Rothstein, Kass & Company, P.C. ("RK&Co.") audited the Company's financial statements for the fiscal years ended December 31, 1997, December 31, 1996, and December 31, 1995, and has been the independent public accountants of the Company since December 20, 1994. RK&Co. has no financial interest, either direct or indirect, in the Company. The Board of Directors has not yet selected independent accountants to audit the Company's financial statements for the fiscal year ending December 31, 1998. It was the determination of the Board of Directors that the Company should not be obligated at this time to retain a specific firm of independent accountants.

         No representative of RK&Co. is expected to attend the Annual Meeting or to make a statement or respond to questions from stockholders.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors' Proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.


                                    EXPENSES

         The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company that are intended to be presented at the Company's next Annual Meeting of Stockholders must be received by the Company no later than December 10, 1998, in order for them to be included in the proxy statement and form of proxy relating to that meeting. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next Annual Meeting of Stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.


                              AVAILABLE INFORMATION

         Copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 as filed with the Securities and Exchange Commission, including the financial statements, can be obtained without charge by stockholders (including beneficial owners of the Company's Common Stock) upon written request to Lisa H. Crump, the Company's Corporate Secretary, 14950 Martin Drive, Eden Prairie, Minnesota 55344-2020, or on the Commission's Web Site at www.sec.gov.

By Order of the Board of Directors


Lisa H. Crump, Secretary

Eden Prairie, Minnesota
April 13, 1998

                                 STRATASYS, INC
                        1998 INCENTIVE STOCK OPTION PLAN


1.  Purposes.

            The STRATASYS, INC. 1998 INCENTIVE STOCK OPTION PLAN (the "Plan") is intended to provide the employees, directors, independent contractors and consultants of Stratasys, Inc. (the "Company") and/or any subsidiary or parent thereof with an added incentive to commence and/or continue their services to the Company and to induce them to exert their maximum efforts toward the Company's success. By thus encouraging employees, directors, independent contractors and consultants and promoting their continued association with the Company, the Plan may be expected to benefit the Company and its stockholders. The Plan allows the Company to grant Incentive Stock Options ("ISOs") (as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), Non-Qualified Stock Options ("NQSOs") not intended to qualify under
Section 422(b) of the Code and Stock Appreciation Rights ("SARs") in tandem with ISOs or NQSOs (collectively the "Options"). The vesting of one or more Options granted hereunder may be based on the attainment of specified performance goals of the participant or the performance of the Company, one or more subsidiaries, parent and/or division of one or more of the above.

2.  Shares Subject to the Plan.

            The total number of shares of Common Stock of the Company, $0.01 par value per share, that may be subject to Options granted under the Plan shall be five hundred thousand (500,000) in the aggregate, subject to adjustment as provided in Paragraph 8 of the Plan; however, the grant of an ISO to an employee together with a tandem SAR or any NQSO to an employee together with a tandem SAR shall only require one share of Common Stock available subject to the Plan to satisfy such joint Option. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirement of outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for granting of Options under the Plan.

3.  Eligibility.

            ISO's or ISO's in tandem with SAR's (provided the SAR meets the requirements set forth in Temp. Reg. Section 14a.422A-1, A-39 (a) through (e) inclusive) may be granted from time to time under the Plan to one or more employees of the Company or of a "subsidiary" or "parent" of the Company, as the quoted terms are defined within Section 424 of the Code. An Officer is an employee for the above purposes. However, a director of the Company who is not otherwise an employee is not deemed an employee for such purposes. NQSOs and NQSO's in tandem with SARs may be granted from time to time under the Plan to one or more employees of the Company, Officers, members of the Board of Directors, independent contractors, consultants and other individuals who are not employees of, but are involved in the continuing development and success of the Company and/or of a subsidiary of the Company, including persons who have previously been granted Options under the Plan.

4.  Administration of the Plan.

            (a) The Plan shall be administered by the Board of Directors of the Company as such Board of Directors may be composed from time to time and/or by a Compensation Committee or Stock Option Committee which consist solely of at least two Outside Directors (as such term is defined in regulations promulgated from time to time with respect to Section 162(m)(4)(C)(i) of the Code) appointed by such Board of Directors of the Company (the Compensation Committee or stock Option committee hereinafter referred to as the "Committee"). As and to the extent authorized by the Board of Directors of the Company, the Committee may exercise the power and authority vested in the Board of Directors under the Plan. Within the limits of the express provisions of the Plan, the Board of Directors or one or both Committees shall have the authority, in its discretion, to determine the individuals to whom, and the time or times at which, Options shall be granted, the character of such Options (whether ISOs, NQSOs, and/or SARs in tandem with NQSOs, and/or SARs in tandem with ISOs) and the number of shares of Common Stock to be subject to each Option, the manner and form in which the optionee can tender payment upon the exercise of his Option, and to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Option agreements that may be entered into in connection with Options (which need not be identical), subject to the limitation that agreements granting ISOs must be consistent with the requirements for the ISOs being qualified as "incentive stock options" as provided in Section 422 of the Code, and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. In making such determinations, the Board of Directors and/or the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success, and such other factors as the Board of Directors and/or the Committee, in its discretion, shall deem relevant. The Board of Directors' and/or the Committee's determinations on the matters referred to in this Paragraph shall be conclusive.

            (b) Notwithstanding anything contained herein to the contrary, at any time during the period the Company's Common Stock is registered pursuant to
Section 12(g) of the Securities Exchange Act of 1934 (the "1934 Act), the Stock Option Committee, if one has been appointed to administer all or part of the Plan, shall have the exclusive right to grant Options to Covered Employees as defined under Section 162(m)(3) of the Code (generally persons subject to Section 16 of the 1934 Act) and set forth the terms and conditions thereof. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended, to the extent possible, comply with all applicable conditions of Rule 16b-3, as amended from time to time, (and its successor provisions, if any) under the 1934 Act and Section 162(m)(4)(C) of the Code of 1986, as amended. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors and/or such Committee.

5.  Terms of Options.

            Within the limits of the express provisions of the Plan, the Board of Directors or the Committee may grant either ISOs or NQSOs or SARs in tandem with NQSOs or SARs in tandem with ISOs. An ISO or an NQSO enables the optionee to purchase from the Company, at any time during a specified exercise period, a specified number of shares of Common Stock at a specified price (the "Option Price"). The optionee, if granted an SAR in tandem with an NQSO or ISO, may receive from the Company, in lieu of exercising his option to purchase shares pursuant to his NQSO or ISO, at one of the certain specified times during the exercise period of the NQSO or ISO as set by the Board of Directors or the Committee, the excess of the fair market value upon such exercise (as determined in accordance with subparagraph (b) of this Paragraph 5) of one share of Common Stock over the Option Price per share specified upon grant of the NQSO or ISO/SAR multiplied by the number of shares of Common Stock covered by the SAR so exercised. The character and terms of each Option granted under the Plan shall be determined by the Board of Directors and/or the Committee consistent with the provisions of the Plan, including the following:

            (a) An Option granted under the Plan must be granted within 10 years from the date the Plan is adopted, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

            (b) The Option Price of the shares of Common Stock subject to each ISO and each SAR issued in tandem with an ISO shall not be less than the fair market value of such shares of Common Stock at the time such ISO is granted. Such fair market value shall be determined by the Board of Directors and, if the shares of Common Stock are listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price as reported by such exchange or market or, if no such closing price is reported, the mean of the closing bid and asked prices of the shares of Common Stock on the over-the-counter market, as reported by the Nasdaq Stock Market, the National Association of Securities Dealers OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on the day on which the Option is granted or, if there is no closing price or bid or asked price on that day, the closing price or mean of the closing bid and asked prices on the most recent day preceding the day on which the Option is granted for which such prices are available. If an ISO or SAR in tandem with an ISO is granted to any individual who, immediately before the ISO is to be granted, owns (directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or a subsidiary or parent of the Company, the Option Price of the shares of Common Stock subject to such ISO shall not be less than 110% of the fair market value per share of the shares of Common Stock at the time such ISO is granted.

            (c) The Option Price of the shares of Common Stock subject to an NQSO or an SAR in tandem with an NQSO granted pursuant to the Plan shall be determined by the Board of Directors or the Committee, in its sole discretion, but in no event less than 85% of the fair market value per share of the shares of Common Stock at the time of grant.

            (d) In no event shall any Option granted under the Plan have an expiration date later than 10 years from the date of its grant, and all Options granted under the Plan shall be subject to earlier termination as expressly provided in Paragraph 6 hereof. If an ISO or an SAR in tandem with an ISO is granted to any individual who, immediately before the ISO is granted, owns (directly or through attribution) more that 10% of the total combined voting power of all classes of capital stock of the Company or of a subsidiary or parent of the Company, such ISO shall by its terms expire and shall not be exercisable after the expiration of five (5) years from the date of its grant.

            (e) An SAR may be exercised at any time during the exercise period of the ISO or NQSO with which it is granted in tandem and prior to the exercise of such ISO or NQSO. Notwithstanding the foregoing, the Board of Directors and/or the Committee shall in their discretion determine from time to time the terms and conditions of SAR's to be granted, which terms may vary from the afore-described conditions, and which terms shall be set forth in a written stock option agreement evidencing the SAR granted in tandem with the ISO or NQSO. The exercise of an SAR granted in tandem with an ISO or NQSO shall be deemed to cancel such number of shares subject to the unexercised Option as were subject to the exercised SAR. The Board of Directors or the Committee has the discretion to alter the terms of the SARS if necessary to comply with Federal or state securities law. Amounts to be paid by the Company in connection with an SAR may, in the Board of Director's or the Committee's discretion, be made in cash, Common Stock or a combination thereof.

            (f) An Option granted under the Plan shall become exercisable, in whole at any time or in part from time to time, but in no event may an Option
(i) be exercised as to less than one
hundred (100) shares of Common Stock at any one time, or the remaining shares of Common Stock covered by the Option if less than one hundred (100), and (ii) except with respect to performance based Options, become fully exercisable more than five years from the date of its grant nor shall less than 20% of the Option become exercisable in any of the first five years of the Option, if not terminated as provided in Section 6 hereof, unless the Committee or Board of Directors in its sole discretion authorizes a different vesting schedule, subject to compliance with applicable federal and state laws. The Board of Directors or the Committee, if applicable, shall, in the event it so elects in its sole discretion, set one or more performance standards with respect to one or more Options upon which vesting is conditioned (which performance standards may vary among the Options).

            (g) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (to the attention of the Secretary) of written notice of the number of full shares of Common Stock with respect to which the Option is being exercised, accompanied by payment in full, which payment at the option of the optionee shall be in the form of (i) cash or certified or bank check payable to the order of the Company, of the Option Price of such shares of Common Stock, or, (ii) if permitted by the Committee or the Board of Directors, as determined by the Committee or the Board of Directors in its sole discretion at the time of the grant of the Option with respect to an ISO and at or prior to the time of exercise with respect to an NQSO, by the delivery of shares of Common Stock having a fair market value equal to the Option Price or the delivery of an interest-bearing promissory note having an original principal balance equal to the Option Price and an interest rate not below the rate which would result in imputed interest under the Code (provided, in order to qualify as an ISO, more than one year shall have passed since the date of grant and one year from the date of exercise), or (iii) at the option of the Committee or the Board of Directors, determined by the Committee or the Board of Directors in its sole discretion at the time of the grant of the Option with respect to an ISO and at or prior to the time of exercise with respect to an NQSO, by a combination of cash, promissory note and/or such shares of Common Stock (subject to the restriction above) held by the employee that have a fair market value together with such cash and principal amount of any promissory note that shall equal the Option Price, and, in the case of an NQSO, at the discretion of the Committee or Board of Directors by having the Company withhold from the shares of Common Stock to be issued upon exercise of the Option that number of shares having a fair market value equal to the exercise price and/or the tax withholding amount due, or otherwise provide for withholding as set forth in Paragraph 9(c) hereof, or in the event an employee is granted an ISO or NQSO in tandem with an SAR and desires to exercise such SAR, such written notice shall so state such intention. To the extent allowed by applicable Federal and state securities laws, the Option Price may also be paid in full by a broker-dealer to whom the optionee has submitted an exercise notice consisting of a fully endorsed Option, or through any other medium of payment as the Board of Directors and/or the Committee, in its discretion, shall authorize.

            (h) The holder of an Option shall have none of the rights of a stockholder with respect to the shares of Common Stock covered by such holder's Option until such shares of Common Stock shall be issued to such holder upon the exercise of the Option.

            (i) All ISOs or SARs in tandem with ISOs granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercised during the lifetime of the holder thereof only by the holder. The Board or the Committee, in its sole discretion, shall determine whether an Option other than an ISO or SAR in tandem with an ISO shall be transferable. No Option granted under the Plan shall be subject to execution, attachment or other process.

            (j) The aggregate fair market value, determined as of the time any ISO or SAR in tandem with an ISO is granted and in the manner provided for by Subparagraph (b) of this Paragraph 5, of the shares of Common Stock with respect to which ISOs granted under the Plan are exercisable for the first time during any calendar year and under incentive stock options qualifying as such in accordance with Section 422 of the Code granted under any other incentive stock option plan maintained by the Company or its parent or subsidiary corporations, shall not exceed $100,000. Any grant of Options in excess of such amount shall be deemed a grant of an NQSO.

            (k) Notwithstanding anything contained herein to the contrary, an SAR which was granted in tandem with an ISO shall (i) expire no later than the expiration of the underlying ISO; (ii) be for no more than 100% of the spread at the time the SAR is exercised; (iii) shall only be transferable when the underlying ISO is transferable; (iv) only be exercised when the underlying ISO is eligible to be exercised; and (v) only be exercisable when there is a positive spread.

            (l) In no event shall an employee be granted Options for more than 50,000 shares of Common Stock during any calendar year period; provided, however, that the limitation set forth in this Section 5(l) shall be subject to adjustment as provided in Section 8 herein.

            (m) In no event shall Options in excess of 10% of the to-be-outstanding shares of Common Stock be granted to any individual who, immediately before such Option is granted, owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company.


6.  Death or Termination of Employment/Consulting Relationship.

            (a) Except as provided herein, or otherwise determined by the Board of Directors or the Committee in its sole discretion, upon termination of employment with the Company for any reason other than cause, such Options may be exercised at any time within three (3) months after such termination. Notwithstanding anything contained herein to the contrary, unless otherwise determined by the Board of Directors or the Committee in its sole discretion, any options granted hereunder to an Optionee and then outstanding shall immediately terminate in the event the Optionee is terminated for cause, and the other provisions of this Section 6 shall not be applicable thereto. For purposes of this Section 6, termination for cause shall be deemed the decision of the Company, in its sole discretion, that Optionee has not adequately performed the services for which he/she/it was hired.

            (b) If the holder of an Option granted under the Plan dies (i) while employed by the Company or a subsidiary or parent corporation or (ii) within three (3) months after the termination of such holder's employment, such Options may, subject to the provisions of subparagraph (d) of this Paragraph 6, be exercised by a legatee or legatees of such Option under such individual's last will or by such individual's personal representatives or distributees at any time within such time as determined by the Board of Directors or the Committee in its sole discretion, but in no event less than six months after the individual's death, to the extent such Options were exercisable as of the date of death or date of termination of employment, whichever date is earlier.

            (c) If the holder of an Option under the Plan becomes disabled within the definition of section 22(e)(3) of the Code while employed by the Company or a subsidiary or parent corporation, such Option may, subject to the provisions of subparagraph (d) of this Paragraph 6, be exercised at any time within six months after such holder's termination of employment due to the disability.

            (d) Except as otherwise determined by the Board of Directors or the Committee in its sole discretion, an Option may not be exercised pursuant to this Paragraph 6 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, consulting relationship or death, and in any event may not be exercised after the original expiration date of the Option. Notwithstanding anything contained herein which may be to the contrary, such termination or death prior to vesting shall, unless otherwise determined by the Board of Directors or Committee, in its sole discretion, be deemed to occur at a time the holder was not entitled to exercise the Option.

            (e) The Board of Directors or the Committee, in its sole discretion, may at such time or times as it deems appropriate, if ever, accelerate all or part of the vesting provisions with respect to one or more outstanding options. The acceleration of one Option shall not imply that any other Option is or to be accelerated.

7.  Leave of Absence.

            For the purposes of the Plan, an individual who is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) shall be considered as remaining in the employ of the Company or of a subsidiary or parent corporation for ninety (90) days or such longer period as such individual's right to reemployment is guaranteed either by statute or by contract.

8.  Adjustment Upon Changes in Capitalization.

            (a) In the event that the outstanding shares of Common Stock are hereafter changed by reason of recapitalization, reclassification, stock split-up, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Board of Directors, as determined by the Board of Directors and/or the Committee, in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock issuable upon exercise of outstanding Options, and the Option Price per share. In the event of any consolidation or merger of the Company with or into another company, or the conveyance of all or substantially all of the assets of the Company to another company for solely stock and/or securities, each then outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock of the Company would have been entitled to upon such consolidation, merger or conveyance; and in any such case appropriate adjustment, as determined by the Board of Directors of the Company (or successor entity) shall be made as set forth above with respect to any future changes in the capitalization of the Company or its successor entity. In the event of the proposed dissolution or liquidation of the Company, or, except as provided in
(b) below, the sale of substantially all the assets of the Company for other than stock and/or securities, all outstanding Options under the Plan will automatically terminate, unless otherwise provided by the Board of Directors of the Company or any authorized committee thereof.

            (b) Any Option granted under the Plan, may, at the discretion of the Board of Directors of the Company and said other corporation, be exchanged for options to purchase shares of capital stock of another corporation which the Company, and/or a subsidiary thereof is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by said other corporation or separated or reorganized into. The terms, provisions and benefits to the optionee of such substitute option(s) shall in all respects be identical to the terms, provisions and benefits of optionee under his Option(s) prior to said substitution. To the extent the above may be inconsistent with Sections 424(a)(1) and (2) of the Code, the above shall be deemed interpreted so as to comply therewith.

            (c) Any adjustment in the number of shares of Common Stock shall apply proportionately to only the unexercised portion of the Options granted hereunder. If fractions of shares of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares of Common Stock.

9. Further Conditions of Exercise.

            (a) Unless the shares of Common Stock issuable upon the exercise of an Option have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, prior to the exercise of the Option, an optionee must represent in writing to the Company that such shares of Common Stock are being acquired for investment purposes only and not with a view towards the further resale or distribution thereof, and must supply to the Company such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with said Act.

            (b) The Company shall not be obligated to deliver any shares of Common Stock until they have been listed on each securities exchange on which the shares of Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable.

            (c) The Board of Directors or Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to, (i) the withholding of payment of all or any portion of such Option and/or SAR until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or (ii) the cancelling of any number of shares of Common Stock issuable upon exercise of such Option and/or SAR in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) the selling of any property contingently credited by the Company for the purpose of exercising such Option, in order to withhold or reimburse the Company for the amount it is required to so withhold, or (iv) withholding the amount due from such employee's wages if the employee is employed by the Company or any subsidiary thereof.

10.  Termination, Modification and Amendment.

            (a) The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earliest of the date of its adoption by the Board of Directors, or the date the Plan is approved by the stockholders of the Company, or such date of termination, as hereinafter provided, and no Option shall be granted after termination of the Plan.

            (b) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present and entitled to vote thereon at a meeting of stockholders.

            (c) The Board of Directors of the Company may at any time, prior to ten (10) years from the earlier of the date of the adoption of the Plan by such Board of Directors or the date the Plan is approved by the stockholders, terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present and entitled to vote thereon at a meeting of stockholders, increase (except as provided by Paragraph 8) the maximum number of shares of Common Stock as to which Options or shares may be granted under the Plan, or materially change the standards of eligibility under the Plan. Any amendment to the Plan which, in the opinion of counsel to the Company, will be deemed to result in the adoption of a new Plan, will not be effective until approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

            (d) No termination, modification or amendment of the Plan may adversely affect the rights under any outstanding Option without the consent of the individual to whom such Option shall have been previously granted.

11.  Effective Date of the Plan.

            The Plan shall become effective upon adoption by the Board of Directors of the Company. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon within one year before or after adoption of the Plan by the Board of Directors.

12.  Not a Contract of Employment or For Services.

            Nothing contained in the Plan or in any option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ or service of the Company or of a subsidiary or parent of the Company or in any way limit the right of the Company, or of any parent or subsidiary thereof, to terminate the employment of any employee or engagement of any consultant.

13.  Other Compensation Plans.

            The adoption of the Plan shall not affect any other stock option plan, incentive plan or any other compensation plan in effect for the Company, nor shall the Plan preclude the Company from establishing any other form of stock option plan, incentive plan or any other compensation plan.

14.  Distribution of Financial Statements.

            The Company shall provide copies of the Company's annual financial statements for its most recently completed fiscal year to each person granted or exercising an option pursuant to the Plan as long as that person continues to hold such options or shares. The Company shall not be required to provide such financial statements to key employees whose duties in connection with the Company assure their access to equivalent information.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned stockholder of STRATASYS, INC., a Delaware corporation (the "Company"), hereby appoints S. SCOTT CRUMP and LISA CRUMP, and each of them, the proxies of the undersigned, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of STRATASYS, INC., to be held on May 14, 1998 at 3:30 p.m., at the Fifth Seasons Room, Minneapolis Marriott City Center Hotel, 30 South Seventh Street, Minneapolis, Minnesota 55402, and any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

1. The election of five members to the Board of Directors to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified, as provided in the Company's Proxy Statement:

                  [ ] FOR all nominees listed below

                  [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

                  (Instructions: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT HIS NAME BELOW.)

                  S. Scott Crump, Ralph E. Crump, Clifford H. Schwieter, Arnold
                  J. Wasserman and Gregory L. Wilson.

2.       To approve the adoption of the Company's 1998 Incentive Stock Option
         Plan.

                  [ ] FOR           [ ] AGAINST          [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote in accordance with their best judgment upon such other matters as may properly come before the meeting or any adjournments thereof.

         The undersigned hereby revokes any other proxy to vote at such Annual Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof.


                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS HEREON. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE ADOPTION OF PROPOSAL 2, AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated April 13, 1998 relating to the Annual Meeting and the Annual Report to Stockholders for the year ended December 31, 1997.


                                        ________________________________________

                                        ________________________________________
                                             Signature(s) of Stockholder(s)

                                        The signature(s) hereon should
                                        correspond exactly with the name(s) of
                                        the Stockholder(s) appearing on the
                                        Stock Certificate. If stock is jointly
                                        held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation or partnership, please sign the full corporate or partnership name, and give the title of signing officer or general partner.

                                                 Date______________________ 1998

                                        PLEASE MARK, SIGN, DATE AND RETURN THE
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
                                        ENVELOPE. IT IS IMPORTANT THAT YOU VOTE.